EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmSouth Bancorporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2003 (the “Report”), I, Sloan D. Gibson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SLOAN D. GIBSON
Sloan D. Gibson
Chief Financial Officer

May 5, 2003

A signed original of this written statement required by Section 906 has been provided to AmSouth Bancorporation and will be retained by AmSouth Bancorporation and furnished to the Securities and Exchange Commission or its staff upon request.